Exhibit 99.1

Conference Call Wednesday, November 2, 2016 at 4:30 p.m. ET, Dial-In (866) 393-4306 (ID# 3085819)

XO Group Reports Third Quarter 2016 Financial Results;

- Total revenue increased 5.8% in the third quarter

- Transactions revenue increased 47.7% in the third quarter

- Third quarter GAAP net income per diluted share was $0.07

NEW YORK, November 2, 2016 - XO Group Inc. (the “Company”) (NYSE: XOXO, xogroupinc.com), today reported financial results for the three months ended September 30, 2016.

Total revenue for the third quarter of 2016 was $36.7 million, up 5.8% compared to the same period in the prior year. Net income for the quarter was $1.9 million or $0.07 per diluted share compared to diluted earnings per share of $0.11 in the same period in the prior year. The Company’s balance sheet at September 30, 2016 reflects cash and cash equivalents of $100.1 million compared to $88.5 million at December 31, 2015. The Company repurchased and retired shares of its common stock for an aggregate price of $1.1 million during the quarter as part of the Company’s previously announced repurchase program.

"During the quarter, we delivered strong results in our transaction revenue initiative sand launched key enhancements to our leading local marketplace for wedding professionals and couples. We also welcomed Paul Bascobert, as President of Local Marketplace. Paul has a strong track record of serving local businesses and we’re excited for him to be part of our next phase of growth," said Mike Steib, Chief Executive Officer.

Long-Term Financial Targets

The Company's long-term financial targets are double digit revenue growth rates and gross margins of approximately 90-95%, yielding adjusted EBITDA margins of 20%.

XO GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in Thousands, Except for Per Share Data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net revenue:
National online advertising	$8,932	$8,669	$27,156	$25,219
Local online advertising	17,040	16,369	51,871	48,460
Total online advertising	25,972	25,038	79,027	73,679
Transactions	7,105	4,809	17,740	11,266
Merchandise	—	—	—	878
Publishing and other	3,654	4,859	14,341	17,675
Total net revenue	36,731	34,706	111,108	103,498
Cost of revenue:
Online advertising	802	683	1,986	1,588
Merchandise	—	—	—	881
Publishing and other	986	1,367	4,168	5,082
Total cost of revenue	1,788	2,050	6,154	7,551
Gross profit	34,943	32,656	104,954	95,947
Operating expenses:
Product and content development	11,729	9,901	33,503	29,300
Sales and marketing	13,098	10,679	36,325	31,683
General and administrative	5,501	5,955	17,531	18,116
Depreciation and amortization	1,580	1,361	4,815	4,027
Total operating expenses	31,908	27,896	92,174	83,126
Income from operations	3,035	4,760	12,780	12,821
Loss in equity interests	(29)	(173)	(210)	(209)
Interest and other income/(expense), net	48	(3)	29	(51)
Income before income taxes	3,054	4,584	12,599	12,561
Income tax expense	1,146	1,718	3,901	4,939
Net income	$1,908	$2,866	$8,698	$7,622

Net income per share:
Basic	$0.08	$0.11	$0.34	$0.30
Diluted	$0.07	$0.11	$0.34	$0.30
Weighted average number of shares used in calculating net earnings per share:
Basic	25,368	25,136	25,341	25,161
Dilutive effect of:
Restricted stock	331	304	318	360
Options	28	9	16	16
Diluted	25,727	25,449	25,675	25,537

XO GROUP INC.

CONSOLIDATED BALANCE SHEETS

(Amounts in Thousands, Except for Per Share Data)

(Unaudited)

	September 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$100,070	$88,509
Accounts receivable, net	18,345	20,475
Prepaid expenses and other current assets	7,643	5,341
Total current assets	126,058	114,325
Long-term restricted cash	1,181	2,598
Property and equipment, net	12,258	13,251
Intangibles assets, net	4,367	4,817
Goodwill	48,678	47,396
Deferred tax assets, net	10,543	11,578
Investments	2,804	2,719
Other assets	242	57
Total assets	$206,131	$196,741
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accrued compensation and employee benefits	$5,749	$6,036
Accounts payable and accrued expenses	7,462	6,127
Deferred revenue	16,643	18,640
Total current liabilities	29,854	30,803
Deferred rent	3,942	4,486
Other liabilities	1,994	1,985
Total liabilities	35,790	37,274
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized and 0 shares issued and outstanding as of September 30, 2016 and December 31, 2015, respectively	—	—
Common stock, $0.01 par value; 100,000,000 shares authorized and 26,475,720 and 26,235,824 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	265	264
Additional paid-in-capital	177,275	173,564
Accumulated deficit	(7,199)	(14,361)
Total stockholders’ equity	170,341	159,467
Total liabilities and stockholders’ equity	$206,131	$196,741

XO GROUP INC.

NON-GAAP RECONCILIATION TABLE

For the Three Months Ended September 30, 2016 and 2015

(In Thousands, Except for Per Share Data)

(Unaudited)

	Three Months Ended September 30,
	2016			2015
	As Reported	Adjustments	Non GAAP	As Reported	Adjustments	Non GAAP

Net revenue	$36,731	$—	$36,731	$34,706	$—	$34,706
Cost of revenue	1,788	—	1,788	2,050	—	2,050
Operating expenses
Product and content development	11,729	—	11,729	9,901	—	9,901
Sales and marketing	13,098	—	13,098	10,679	—	10,679
General and administrative	5,501	—	5,501	5,955	—	5,955
Depreciation and amortization	1,580	—	1,580	1,361	—	1,361
Total operating expenses	31,908	—	31,908	27,896	—	27,896

Income from operations	3,035	—	3,035	4,760	—	4,760

Interest and other income/(expense), net	48	—	48	(173)	—	(173)
Loss in equity interest	(29)	—	(29)	(3)	—	(3)
Income tax expense	1,146		1,146	1,718	—	1,718
Net income	$1,908	$—	$1,908	$2,866	$—	$2,866
Net income per share - diluted	$0.07	$—	$0.07	$0.11	$—	$0.11
Weighted average number of shares outstanding - diluted	25,727		25,727	25,449		25,449

	Three Months Ended September 30,
	2016			2015
	As Reported	Adjustments	Non GAAP	As Reported	Adjustments	Non GAAP
Income from operations	$3,035	$—	$3,035	$4,760	$—	$4,760
Depreciation and amortization (c)	1,580	—	1,580	1,361	—	1,361
Stock-based compensation (d)	2,157	—	2,157	1,135	—	1,135
Adjusted EBITDA	$6,772	$—	$6,772	$7,256	$—	$7,256

	Free Cash Flow Reconciliation
	Three Months Ended September 30,
	2016	2015
Net cash provided by operating activities	$7,455	$4,114
Less: capital expenditures	(1,061)	(741)
Free cash flow	$6,394	$3,373

XO GROUP INC.

NON-GAAP RECONCILIATION TABLE

For the Nine Months Ended September 30, 2016 and 2015

(In Thousands, Except for Per Share Data)

(Unaudited)

	Nine Months Ended September 30,
	2016				2015
	As Reported	Adjustments		Non GAAP	As Reported	Adjustments		Non GAAP

Net revenue	$111,108	$—		$111,108	$103,498	$—		$103,498
Cost of revenue	6,154	—		6,154	7,551	—		7,551
Operating expenses
Product and content development	33,503	—		33,503	29,300	(11)	(a)	29,289
Sales and marketing	36,325	—		36,325	31,683	(265)	(a)	31,418
General and administrative	17,531	—		17,531	18,116	(158)	(a)	17,958
Depreciation and amortization	4,815	—		4,815	4,027	—		4,027
Total operating expenses	92,174	—		92,174	83,126	(434)		82,692

Income from operations	12,780	—		12,780	12,821	434		13,255

Interest and other income/(expense), net	29	—		29	(209)	—		(209)
Loss in equity interest	(210)	—		(210)	(51)	—		(51)
Income tax expense	3,901	1,128	(b)	5,029	4,939	171	(b)	5,110
Net income	$8,698	$(1,128)		$7,570	$7,622	$263		$7,885
Net income per share - diluted	$0.34	$(0.05)		$0.29	$0.30	$0.01		$0.31
Weighted average number of shares outstanding - diluted	25,675			25,675	25,161			25,161

	Nine Months Ended September 30,
	2016			2015
	As Reported	Adjustments	Non GAAP	As Reported	Adjustments	Non GAAP
Income from operations	$12,780	$—	$12,780	$12,821	$434	$13,255
Depreciation and amortization (c)	4,815	—	4,815	4,027	—	4,027
Stock-based compensation (d)	5,801	—	5,801	4,252	—	4,252
Adjusted EBITDA	$23,396	$—	$23,396	$21,100	$434	$21,534

	Free Cash Flow Reconciliation
	Nine Months Ended September 30,
	2016	2015
Net cash provided by operating activities	$20,088	$11,559
Less: capital expenditures	(3,047)	(2,777)
Free cash flow	$17,041	$8,782

(a)	Costs impacting comparability included in operating expenses in the condensed consolidated statements of operations for the nine months ended September 30, 2015 included costs related to the closure of our merchandise operations in Redding, CA.
(b)	Adjusted income tax expense was calculated using an effective tax rate of 37.5% and 39.9%, respectively, for the three and nine months ended September 30, 2016 and 37.5% and 39.3%, respectively, for the three and nine months ended September 30, 2015. The effective tax rate for the nine months ended September 30, 2016 and September 30, 2015 excludes discrete items, including a one-time benefit associated with the resolution of an uncertain tax position for a former subsidiary in the 2016 period, as well as a one-time benefit associated with a foreign tax incentive deduction in the 2016 period.
(c)	To eliminate depreciation and amortization expense.
(d)	To eliminate stock-based compensation expense.

XO GROUP INC.

SUPPLEMENTAL DATA TABLES (UNAUDITED)

(Unaudited)

TheKnot.com Local Online Advertising Metrics	Q3 2016	Q3 2015
Vendor Count(a)	23,959	24,118
Retention Rate(a);(b)	68.6%	74.7%
Avg. Revenue/Vendor(a)	$2,738	$2,582

(a)	Calculated on a trailing twelve-month basis.
(b)	Previously disclosed as churn rate. Retention rate calculated as one less churn rate.

Stock Based Compensation

The Company included total stock-based compensation expense related to all its stock awards in various operating expense categories for the three and nine months ended September 30, 2016 and 2015, as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(Amounts in Thousands)
Product and content development	708	174	1,669	1,271
Sales and marketing	339	289	1,227	1,012
General and administrative	1,110	672	2,905	1,969
Total stock-based compensation	2,157	1,135	5,801	4,252

Conference Call and Replay Information

XO Group Inc. will host a conference call with investors at 4:30 p.m. ET on Wednesday November 2, 2016, to discuss its third quarter 2016 financial results. Participants should dial (866) 393-4306 and use Conference ID# 3085819 at least 10 minutes before the call is scheduled to begin. Participants can also access the live broadcast over the internet on the Investor Relations section of the Company's website, accessible at http://ir.xogroupinc.com. To access the webcast, participants should visit XO Group's website at least 15 minutes prior to the conference call in order to download or install any necessary audio software.

A replay of the webcast will also be archived on the Company's website approximately two hours after the conference call ends.

About XO Group Inc.

XO Group Inc.’s (NYSE: XOXO; xogroupinc.com) mission is to help people navigate and enjoy life's biggest moments, together. Our family of multi-platform brands guide people through transformative lifestages, from getting married to moving in together and having a baby. Our brands include The Knot, the number one wedding planning resource and marketplace, The Bump, the definitive voice for millennial parents and parents-to-be, and The Nest, the go-to guide for all things home for new couples. The Company is publicly listed on the New York Stock Exchange (NYSE: XOXO) and is headquartered in New York City.

Forward Looking Statements

This release may contain projections or other forward-looking statements regarding future events or our future financial performance or estimates regarding third parties. These statements are only estimates or predictions and reflect our current beliefs and expectations. Actual events or results may differ materially from those contained in the estimates, projections or forward-looking statements. It is routine for internal projections and expectations to change as the quarter progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change prior to the end of the quarter. Although these expectations may change, we will not necessarily inform you if they do. Our policy is to provide expectations not more than once per quarter, and not to update that information until the next quarter. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation, (i) our operating results may fluctuate, are difficult to predict and could fall below expectations, (ii) our transactions business is dependent on third party participants, whose lack of performance could adversely affect our results of operations, (iii) our ongoing investment in new businesses and new products, services, and technologies is inherently risky, and could disrupt our ongoing business and/or fail to generate the results we are expecting, (iv) we may be unable to develop solutions that generate revenue from advertising and other services delivered to mobile phones and wireless devices, (v) our businesses could be negatively affected by changes in Internet search engine algorithms, (vi) intense competition in our markets may adversely affect revenue and results of operations, (vii) we may be subject to legal liability associated with providing online services or content, (viii) fraudulent or unlawful activities on our marketplace could harm our business and consumer confidence in our marketplace, (ix) we are subject to payments-related risks, (x) we cannot assure you that our publications will be profitable, and (xi) other factors detailed in documents we file from time to time with the Securities and Exchange Commission. Forward-looking statements in this release are made pursuant to the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.

Non-GAAP Financial Measures

This press release includes information about certain financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP” or “U.S. GAAP”), including adjusted EBITDA, adjusted net income, adjusted net income per diluted share and free cash flow. These non-GAAP measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. Our use of these terms may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation.

Management defines its non-GAAP financial measures as follows:

•	Adjusted EBITDA represents GAAP income from operations adjusted to exclude, if applicable: (1) depreciation and amortization, (2) stock-based compensation expense, (3) asset impairment charges, and (4) other items affecting comparability during the period.

•	Adjusted net income represents GAAP net income, adjusted for items that impact comparability for incremental or unusual costs incurred in the current period, which may include: (1) asset impairment charges, (2) executive separation and other severance charges, (3) non-recurring foreign taxes, interest and penalties and (4) costs related to exit activities.

•	Adjusted net income per diluted share represents adjusted net income (as defined above), divided by the diluted weighted-average number of shares outstanding for the period.

•	Free cash flow represents GAAP net cash provided by operations, less capital expenditures.

Management believes that these non-GAAP financial measures, when viewed with our results under U.S. GAAP and the accompanying reconciliations, provide useful information about our period-over-period growth and provide additional information that is useful for evaluating our operating performance. However, adjusted EBITDA, adjusted net income, adjusted net income per diluted share and free cash flow are not measures of financial performance under U.S. GAAP and, accordingly, should not be considered substitutes for or superior to net income and net income per diluted share and net cash provided by operating activities as indicators of operating performance.

A reconciliation of GAAP to Non-GAAP financial measures is included in this press release.

Contact:

Ivan Marmolejos

Director, Investor Relations

(212) 219-8555 x1004

IR@xogrp.com